UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 31, 2017

New Peoples Bankshares, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number:  000-33411

VA	31-1804543
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

67 Commerce Drive

Honaker, VA 24260

(Address of principal executive offices, including zip code)

(276) 873-7000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of an Officer

Karen D. Wimmer, 54, retired as an employee of New Peoples Bank, Inc., the wholly owned subsidiary of New Peoples Bankshares, Inc. effective December 31, 2017. She served as Executive Vice President and Director of Special Assets of New Peoples Bank, Inc. from January 25, 2016 to her retirement. Accordingly Ms. Wimmer is no longer a named executive officer of New Peoples Bankshares, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW PEOPLES BANKSHARES, INC.

(Registrant)

Date: January 4, 2018

By: /s/ C. Todd Asbury______

C. Todd Asbury

President and Chief Executive Officer